A Leading Owner-Operator of Senior Living Communities and Services Investor Presentation November 14, 2022

Forward Looking Statements This presentation contains forward-looking statements which are subject to certain risks and uncertainties that could cause the actual results and financial condition of Sonida Senior Living, Inc. (the “Company,” “we,” “our” or “us”) to differ materially from those indicated in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022, and also include the following: the impact of COVID-19, including the actions taken to prevent or contain the spread of COVID-19, the transmission of its highly contagious variants and sub-lineages and the development and availability of vaccinations and other related treatments, or another epidemic, pandemic or other health crisis; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt financings or refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to make capital improvements to the Company’s communities; increases in market interest rates that increase the cost of certain of our debt obligations; increased competition for, or a shortage of, skilled workers, including due to the COVID-19 pandemic or general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in themarkets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting and remediate the identified material weakness discussed in its recent Quarterly and Annual Reports filed with the SEC; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; and changes in accounting principles and interpretations for information about the Company, visit www.sonidaseniorliving.com. 2

Non-GAAP Financial Measures This presentation contains financial measures (1) same-store Resident Revenue, (2) same-store Adjusted Operating Expenses, (3) same-store Community Net Operating Income, (4) same-store Community Net Operating IncomeMargin, (5) Revenue per Occupied Unit (RevPOR) and (6) Revenue per Available Unit (RevPAR) which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP contained in the Company’s most recent earnings release issued on November 14, 2022. Same-store Resident Revenue is a non-GAAP performance measure for the Company’s portfolio of 60 continuing communities that excludes revenue from non-same-store communities acquired or divested in the presented periods. Same-store Adjusted Operating Expenses, Net Operating Income and Same-store Community Net Operating Income Margin are non-GAAP performance measures for the Company’s portfolio of 60 continuing communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include depreciation and amortization expense, gain(loss) on extinguishment of debt, gain(loss) on disposition of assets, long-lived asset impairment, and loss on non-recurring settlements with third parties. RevPAR, or average monthly revenue per available unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly revenue per occupied unit, is defined by the Company as resident revenue for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. The Company believes that presentation of same-store Resident Revenue, Adjusted Operating Expenses, Community Net Operating Income and Community Net Operating Income Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of 60 continuing communities, to review the Company’s comparable historic and prospective core operating performance of the 60 continuing communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Same-store Adjusted Operating Expenses, Net Operating Income and Same-store Community Net Operating Income Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. 3

Significant 2022 Accomplishments Team Development and Stability • Leadership retention at the community and regional level of 93% in Q3 • Chief Revenue Officer shifts focus to acceleration of rate growth supported by programming and capital investment • Top-graded finance and accounting function to improve processes and systems Capital Reinvestment • $9M has been reinvested into the portfolio at 18 communities for market defensive and revenue generating projects • Approximately $4M in additional funds utilized in room upgrades Magnolia Trails Expansion • Implemented proprietary Magnolia Trails Memory Care program in 31 communities • Memory Care revenue growth of $3M+ or 13.5% • Rate increase of 5.2% YoY (pre portfolio rate increase initiative) • YoY Occupancy increase of 7.8% Operational Efficiencies • Project Shift introduced to provide additional, real-time shift opportunities for Sonida staff in critical markets • Partnered with new GPO ensuring high- quality food and supplies at a reduced overall cost Rightsized the Balance Sheet • Addressed all near-term debt maturities (2024+) and reduced overall leverage and cost of debt • Refinanced $80mm with favorable rate debt on a pool of 10 communities 4

Same Store Highlights Occupancy up 270 bps YoY to 83.7% Six consecutive quarters of occupancy and revenue growth RevPOR up 2.9% YoY and 0.3% from Q2 ‘22 YTD Resident Revenue and RevPAR increased 9.6% and 9.9%, respectively Community Net Operating Income (NOI) up 0.9% from Q2 ’22 excluding state grant revenue of $0.5 million received in Q2 ‘22 RevPAR up 6.3% YoY and 0.8% from Q2 ‘22 5See Forward Looking Statements on Page 2

Unit Economics of KPIs: NOI Margin Contribution - Consolidated 6See Forward Looking Statements on Page 2 Q3 2022 Baseline Occupancy Units 4,812 Available Units 5,774 Occupancy 83.3% RevPOR (1) $3,636 Community NOI Margin 20% Q3 Annualized Resident Revenues (in thousands) $210,000 Q3 Annualized Contract Labor (in thousands) $7,531 (1) Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures.

2022 Completed Capital Refresh Projects 7 Community Name Project Investment 9/30/22 Occupancy Occupancy Growth Rate Growth NOI Margin Growth Batesville $375,000 99.7% 1,886 bps 23 bps 939 bps Fairfield $515,000 89.7% 297 bps 438 bps 228 bps Hamilton $241,213 99.3% 811 bps 184 bps 274 bps Plano $600,000 87.6% 641 bps 426 bps 872 bps North Pointe $250,000 89.0% 597 bps 1,011 bps 1,724 bps Ironbridge $700,000 82.1% 1,805 bps -307 bps 2,593 bps Remington at Valley Ranch $700,000 86.3% 770 bps 137 bps 1,118 bps Virginia Beach $400,000 83.1% 1,266 bps 36 bps 1,579 bps 2 Ongoing Capital Refresh Projects Aspen Grove ($475,000), Greenbriar Village ($550,000), Fort Worth ($600,000), Wynnfield Crossing ($65,000), Colby ($75,000), Whispering Pines Village ($45,500), North Richland Hills ($600,000), and Thousand Oaks ($550,000)

26% 18% 19% 13% 24% Texas Ohio Wisconsin Indiana Other 9% 91% Medicaid Private Pay 76 Communities 62 Owned 14 Managed 8,000+ Resident Capacity 3,600+ Employees 83.3% 2022 QTD Weighted Avg Occupancy 62 owned communities 30+ Year History 8 76 Communities 11% - 761 Units 41% - 2,947 Units 48% - 3,480 Units Assisted Living Independent Living Memory Care Attractive Markets and Resident Demographics 1 Balanced Unit Mix Supports Target Market Profile Attractive Private Pay Focus 1 15+ Communities 5 - 14 Communities < 5 Communities Primary Metro MSA 7,188 Units 18 States OwnedManaged Data through September 30, 2022. 1 Q3 2022 data for the Company's owned and managed communities. See Forward Looking Statements on Page 2 Leading Operator of Senior Housing and Services

84 .4% 83 .7% 81 .5% 79 .3% 77 .4% 75 .5% 78 .1% 81 .0% 81 .3% 82 .3% 83 .2% 83 .7% 84 .0% 82 .9% 80 .6% 78 .6% 76 .5% 76 .7% 79 .7% 82 .2% 82 .2% 83 .8% 84 .2% 84 .0 % Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Weighted Average Occupancy End of Period Spot Occupancy Six Consecutive Quarters of Occupancy Growth - Occupancy for 60 owned same-store communities - Jan ‘22 excludes 20 units under conversion Pandemic occupancy low pointPre-pandemic 9

Debt Structure as of September 30, 2022 10 Fixed Rate Debt 75% Variable Rate Debt 19% Fannie Mae debt 5% Insurance and Other 1% Fixed Rate Debt Variable Rate Debt Fannie Mae debt Insurance and Other (1) Weighted average interest rate on the Company’s fixed rate debt was 4.6 % as of September 30, 2022. (2) $32.0 million of debt associated with 2 communities in the process of transferring legal ownership to Fannie Mae. (1) (2) As of September 30, 2022 ($ in millions) Fixed Rate Debt 505.6$ Variable Rate Debt 130.3 Fannie Mae debt 32.0 Insurance and Other 3.5 Total notes payable 671.4$

Cash Bridge – October 2021 through September 2022 11 (1) Beginning and ending cash balances exclude restricted cash of $15.2 million and $13.8 million, respectively. (2) $6.0 million out of the $20.3 million capex related to discretionary revenue generating refresh projects. (3) During Q3 2022, $1.1 million of preferred stock dividend was added to the liquidation preference, increasing the carrying value of redeemable preferred stock. (1) (1) (2) (3) ($ in millions)

2023 Primary Growth Opportunities 12 Organic Portfolio Margin Recovery Revenue and NOI growth driven by continued occupancy improvement and accelerated rate expansion Reduction in premium labor costs through effective hiring and retention practices in challenged markets Complete discretionary capital investment projects currently underway to deliver occupancy and rate improvement Value-Add Acquisition Opportunities in Existing or Identified Markets for Expansion Continue as an active buyer of assets in attractive markets with NOI upside from improved operations Focused M&A approach to achieving greater density in strong performing markets within current portfolio Strategic Management Arrangements with Institutional Owners Currently managing 10 assets on behalf of Ventas REIT Exploring opportunities to leverage existing G&A and operating platform by forming new strategic partnerships with real estate owners

Team • Employee Engagement • CLT Turnover • Labor Cost Value • Resident Satisfaction • Reputation Score • Services/ Programming • Health & Safety Operational Excellence • Rate • Leads/Tours • GPO Compliance • Cash Collection Vision and Strategic Priorities Strong local leadership teams develop engaged, loyal and caring team members Our living environment and team members deliver value to our residents to exceed expectations Strive to remove inefficiencies and improve quality in our operations to reinvest in Sonida Margin Expansion 13

Appendix

Brandon Ribar Kevin Detz Mike Fryar David Brickman President & CEO EVP, Chief Financial Officer Senior VP, Chief Revenue Officer Senior VP, General Counsel Joined Sonida Sep 2019 Joined Sonida May 2022 Joined Sonida Feb 2019 Joined Sonida Jul 1992 20+ years in healthcare industry 20+ years in hospitality, financial, and real estate industries 20+ years in healthcare and senior healthcare industries 30+ years as General Counsel in senior healthcare industry Served as Sonida COO prior to becoming CEO. Experience managing large portfolios and implementing key initiatives in healthcare and real estate. Demonstrated track record instilling financial accountability and creating scalability and labor efficiencies in high growth companies. Held senior leadership roles managing brands in complex, multi-channel environments, including medical device and agency settings, the majority in senior healthcare. Has overseen a wide range of legal functions, including regulatory compliance and reporting, contracts, corporate governance, M&A and claims litigation. Executive Leadership 15

Operations Leadership








Jay Reed	Laura Beza	Tim Cober	Carole Burnell	Donna Brown	Dawn Mount
VP, Information Technology	VP, Human Resources	VP, Chief Accounting Officer	VP, Operations	VP, Operations	VP, Operations
Joined Sonida Jan 2021	Joined Sonida Sept 2022	Joined Sonida July 2022	Joined Sonida Jan 2004	Joined Sonida July 2019	Joined Sonida Nov 2019
25+ years in hospitality and real estate	20+ years in payroll and human resources	20+ years in healthcare and hospitality	25+ years in senior living and healthcare	30 + years in senior healthcare	20+ years in senior healthcare
Held leadership roles managing all aspects of information technology, from security, systems to desktop support.	Directed payroll, human resources and change management for multi-site organizations across industries.	Demonstrated track record streamlining accounting processes to reduce costs and support growth.	Held leadership roles in sales and operations across the industry.	Licensed nursing home administrator and executive director with cross-functional experience in sales and operations.	Licensed health facility administrator with experience in resident engagement, sales and operations.

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Operating Metrics are Improving in Sequential Periods Weighted Average Occupancy Resident Revenue (1) Community Net Operating Income Margin(1) Average Rent (1) Same store resident revenue and Same store NOI margin. Amounts are not calculated in accordance with GAAP. See page 3 for the Company’s disclosure regarding non-GAAP financial measures. See Forward Looking Statements on Page 2 17 84 .2% 84 .4% 83 .7% 81 .5% 79 .3% 77 .4% 75 .5% 78 .1% 81 .0% 81 .3% 82 .3% 83 .2% 83 .7 % Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $5 0. 7 $5 0. 8 $5 0. 6 $4 9. 6 $4 8. 0 $4 6. 9 $4 5. 1 $4 6. 4 $4 9. 0 $4 9. 4 $5 0. 5 $5 1. 5 $5 1. 9 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 3,559 3,563 3,577 3,601 3,582 3,586 3,536 3,518 3,578 3,594 3,643 3,672 3,682 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 30 .6% 27 .1% 31 .0% 30 .0% 25 .6% 23 .6% 20 .0% 21 .5% 21 .0% 18 .3% 19 .6% 20 .6% 19 .6 % Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022

Favorable Leading Indicators and Move-in Trends Continue Leads Tours Move-Ins Move-Outs Solid lines show actual results. Dotted lines show average trend. Data for 60 Sonida Senior Living owned communities See Forward Looking Statements on Page 2 18

Favorable Demographic Trends Support Sonida’s Growth Strategy 0 5,000 10,000 15,000 20,000 25,000 2016 2020 2030 2040 2050 2060 Estimated Population Growth from 2017 to 2060 1 (in thousands) 65 to 69 years 70 to 74 years 75 to 79 years 80 to 84 years 85 to 89 years 90 years and over 19 1 U.S. Census Bureau, 2017 National Population Projections: by age and sex composition of the population 2 “Residential Care Community Resident Characteristics: United States, 2018” CDC, September 2018 12 27 61 77 69 62 51 49 26 Number of ADLs Bathing Walking Dressing Transferring Toileting Eating Residential Care Community Residents Needing Assistance with Activities of Daily Living 2 0 ADLs 1-2 ADLs 3-6 ADLs 14 20 49 17 55 34 27 20 Number of Conditions High blood pressure Alzheimer disease and other dementias Depression Arthritis Most Common Chronic Conditions Among Residential Care Community Residents 2 0 conditions 1 condition 2-3 conditions 4-10 conditions See Forward Looking Statements on Page 2

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